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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): February 23, 2006

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

16 East Hinsdale Avenue, Hinsdale, IL   60521
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (630) 325-7130

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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
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On February 7, 2006, Voyager One, Inc. issued 600,000 shares of restricted common stock to its Vice President and Corporate Secretary, Cathy A. Persin, at $0.03 per share totaling $18,000.00.

On February 23, 2006, Voyager One, Inc. issued 666,667 shares of restricted common stock to its Vice President and Corporate Secretary, Cathy A. Persin, at $0.03 per share totaling $20,000.01.

On February 23, 2006, Voyager One, Inc. issued 100,000 shares of restricted common stock to an unaffiliated third party at $0.03 per share totaling $3,000.00.

The above shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act, as amended.

As of March 1, 2006, there are 18,406,313 shares of common stock issued and outstanding and 1,000,000 shares of preferred stock issued and outstanding.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2006                         VOYAGER ONE, INC.

                                             By: /s/ John Lichter
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                                                 Chief Executive Officer



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